SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2004

HOOKER FURNITURE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation or Organization)

000-25349	54-0251350
(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112
(Address of Principal Executive Offices)	(Zip Code)

(276) 632-0459

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry in a Material Definitive Agreement

On December 7, 2004, the Compensation Committee of the Board of Directors of Hooker Furniture Corporation (the “Company”) approved the bonus potential for each executive officer of the Company and the specific performance goal for fiscal 2005 under the Company’s annual bonus program. Each executive officer’s bonus potential for fiscal 2005 will be equal to a specified percentage of the amount by which the Company’s pre-tax earnings for fiscal 2005 exceed a specified threshold amount.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ R. GARY ARMBRISTER
R. Gary Armbrister
Chief Accounting Officer

Date: December 13, 2004

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